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                                                                    EXHIBIT 10.2


                             STOCKHOLDERS AGREEMENT

         This STOCKHOLDERS AGREEMENT, dated as of August 30, 1996, by and among Offshore Energy Development Corporation, a Delaware corporation (the "Company"), the persons or entities identified as Management Owners below on the signature pages of this Agreement (such persons and entities, together with their successors and assigns, are collectively referred to herein as "Management Owners"), Natural Gas Partners, L.P. ("NGP") and the persons and entities identified as NGP Owners below on the signature pages of this Agreement (NGP and such persons and entities, together with their successors and assigns, are collectively referred to herein as "NGP Owners") (collectively, the Management Owners and the NGP Owners are the "Owners").

         1. Background. The Company has been recently created and organized to engage in the oil and gas business, either directly or though one or more subsidiaries. The Management Owners propose to acquire shares of the Company's Common Stock, par value $.01 ("Common Stock") pursuant to the merger of Offshore Energy Development Corp., a Texas corporation, with and into the Company. The NGP Owners propose to exchange common units of limited partnership interests in OEDC Partners, L.P., a Texas limited partnership, for shares of Common Stock. The proposed merger and exchange are to be effectuated in connection with the Company's public offering of shares of Common Stock pursuant to the filing of a registration statement on Form S-1 with the Securities and Exchange Commission (collectively, the "Proposed Transaction"). The execution and delivery of this Agreement is being made in connection with the consummation of the Proposed Transaction.

         2.      Pro-Rata Sale Rights

         2.1 General Rights. If a Management Owner, an NGP Owner or a Permitted Assignee of either (a "Transferring Owner") proposes to Transfer any Owner Shares (a "Proposed Transfer") in a single transaction or a series of related transactions (other than Transfers permitted under subsection 2.4 below), then the Transferring Owner shall refrain from effecting such Proposed Transfer unless, prior to the consummation thereof, the other Owners and their respective successors and Permitted Assignees ("Tag Along Owners") shall have been afforded the opportunity to join in such Proposed Transfer on a Pro-Rata basis, as hereinafter provided in subsections 2.2 or 2.3.

         2.2     Procedures for Public Sales.

         (a) If a Proposed Transfer is to be effectuated through an established brokerage firm and utilizing the public securities markets (e.g., the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System), such Transferring Owner shall provide prior written notice of the following (a "Public Sale Notice") to all the Tag Along Owners:

                 (i) The number of shares proposed to be made available for sale (the "Initial Shares");
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                 (ii)     The pricing and other instructions pursuant to which
         the selected broker will be operating;

                 (iii) The name, address, telephone number and facsimile number of the selected broker and the name of the selected registered representative at the broker; and

                 (iv) Confirmation that the selected broker and selected registered representative have been advised that the Tag Along Owners may desire to elect to participate, on a Pro-Rata basis, in the Proposed Transfer.

         (b) After receiving a Public Sale Notice, a Tag Along Owner shall be entitled to elect to participate in the Proposed Transfer through the broker, subject to such Tag Along Owner (i) meeting all of the broker's requirements to establish a customer account and execute transactions for such Tag Along Owner, (ii) meeting all of the requirements imposed by applicable securities laws in order to execute such transaction (including Rule 144), and
(iii) responding in writing within the 5 business days after receipt of the Public Sale Notice (the "Public Offering Response") to the Transferring Owner, to the Tag Along Owners and to the selected broker. The number of Owner Shares which each Tag Along Owner may elect to add to the Proposed Transfer shall be determined in accordance with the following formula: (i) the Initial Shares, times (ii) a fraction the numerator of which is the total of the Owners Shares owned by such Tag Along Owner, and the denominator of which is the total Owner Shares owned by the Transferring Owner.

         (c) If the broker is unable to sell all of the Owner Shares which are available for sale, the aggregate amount of shares which the broker is able to sell shall be allocated on a Pro-Rata basis among the Transferring Owner and the Tag Along Owners electing to participate in the Proposed Transfer.

         2.3     Procedures for Other Sales.

         (a) If a Proposed Transfer is to be effectuated in a manner other than as described in subsection 2.2., then the Transferring Owner shall cause the person or group that proposes to acquire Owner Shares held by the Transferring Owner (the "Proposed Purchaser") to send a written offer ("Purchase Offer") to the Tag Along Owners, offering to purchase Owner Shares held by the Tag Along Owners on a Pro-Rata basis.

         (b) Each purchase of Tag Along Shares shall be made at the highest price per share and on such other terms and conditions as the Proposed Purchaser has offered to purchase Owner Shares from the Transferring Owner. Each Tag Along Owner shall have at least 20 days from the receipt of the Purchase Offer in which to accept such Purchase Offer, in whole or in part, and if accepted, the closing of the sale of any Tag Along Shares pursuant thereto shall occur within 30 days after such acceptance or at such other time as the parties to such transaction may mutually agree. If the Tag Along Owners shall decline to Transfer all of the shares that they would be entitled to Transfer under this subsection 2.3, the Transferring Owner





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shall have the right to include additional Owner Shares in the Transfer to the extent of the deficiency.

         2.4     Excluded Transfers.  The provisions of subsections 2.1 through
2.3 do not apply to the Transfer by an Owner of any Owner Shares held by such Owner on the date hereof to (i) such Owner's spouse or consanguinal relatives,
(ii) to a trust for estate or testamentary purposes, (iii) to any partners or other affiliates of such Owner, (iv) to any charitable organization qualified as such under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (v) any transfer occurring by operation of law upon the death, dissolution or liquidation of an Owner; provided that, as a condition to the transfer of any Owner Shares pursuant to this subsection 2.4, the transferee must acknowledge and agree to be bound by the restrictions in this agreement with respect to any subsequent Transfer of Owner Shares (any such transferee of Owner Shares pursuant to this subsection 2.4 is referred to herein as a "Permitted Assignee" and after obtaining such status shall thereafter be treated as an Owner).

         3. Definitions. As used in this Agreement, the following terms shall have the meanings assigned to them below:

         "Common Stock" as defined in Section 1 hereof.

         "Owner Shares" means with respect to any Owner (i) all shares of Common Stock held by such Owner, (ii) any equity securities issued or issuable directly or indirectly to a Owner with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, conversion, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of any class or series of voting security of the Company currently held or held in the future by a Owner. As to any particular shares constituting Owner Shares, such shares will cease to be Owner Shares when they have been transferred in accordance with the restrictions set forth in Section 2 to any person who is not a Permitted Assignee.

         "Permitted Assignee" as defined in subsection 2.4.

         "Pledge" means any pledge of an interest in, or other encumbrance placed upon, Owner Shares as security for indebtedness or for other purposes.

         "Pro-Rata basis" means with respect to the calculation of the number of Owner Shares which a Tag Along Owner may Transfer upon electing to participate in a Proposed Transfer hereunder, the amount equal to the total number of Owner Shares to be Transferred in the Proposed Transfer multiplied by a fraction equal to (i) the number of Owner Shares owned by such Tag Along Owner, divided by (ii) the total number of Owner Shares owned by the Transferring Owner and all Tag Along Owners electing to participate in a Proposed Transfer hereunder.

         "Proposed Purchaser" as defined in subsection 2.3.





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         "Purchase Offer" as defined in subsection 2.3.

         "Tag Along Owners" as defined in subsection 2.1.

         "Transfer" means any sale, assignment or other disposition of Owner Shares, other than a Pledge.

         "Transferring Owner" as defined in subsection 2.1.

         4. Enforcement; Legends. No Owner Shares shall be transferred on the books of the Company nor shall any sale, assignment, transfer, pledge or other disposition thereof be effective unless and until the terms and provisions of this Agreement are first complied with and, in case of violation of this Agreement by the attempted transfer of Owner Shares without compliance with the terms and provisions hereof, such sale, assignment, transfer, pledge or other disposition shall be invalid and of no effect. The Owners will cause the Company to imprint a legend on any certificates evidencing Owner Shares which are subject to this Agreement referring to the restrictions on transfer of the Owner Shares imposed hereunder. Any such legend shall be removed from the certificates evidencing any shares which cease to be "Owner Shares", as set forth in definition of such term in Section 3 hereof.

         5. Termination. This Agreement shall terminate upon the earlier of (i) the first date on which the NGP Owners and their Permitted Assignees shall no longer own any Owner Shares, or (ii) the fifth anniversary of the date hereof, or (iii) by mutual agreement of the parties, as provided in accordance with section 6(h) below.

         6.      Miscellaneous.

         (a) Benefit. This Agreement will only bind and inure to the benefit of, and will only be enforceable by and against, the Company, the Management Owners and the NGP Owners and their respective Permitted Assignees.

         (b) Notices. Whenever in this Agreement notice is required to be given it shall be given in writing, and if such notice is given by registered mail, it shall be deemed to have been received on the second business day after the date such notice is posted. All notices hereunder to the Company shall be mailed to it at the address of its principal place of business and all notices to the Owners shall be mailed to them at their last known address as shown on the books and records of the Company. Any party may change its or his or her mailing address by giving written notice of such change to all other parties. All notices under this Agreement which are to the provided to (i) the Management Owners shall be sent to Douglas H. Kiesewetter at 1400 Woodloch Forest Drive, Suite 200, The Woodlands, TX 77380, or such other representative designated from time to time in writing to the Company and the NGP Owners, and
(ii) the NGP Owners shall be sent to NGP at 777 Main Street, Suite 2700, Fort Worth, TX 76102, or such other representative designated from time to time in writing to the Company and the Management Owners.





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         (c)     Governing Law.  This Agreement and the rights and duties of the parties hereto shall be governed by and construed in accordance with the laws of the State of Texas.

         (d) Number. Words in the singular shall be construed to include the plural and vice versa, unless the context otherwise requires.

         (e) Headings. The headings appearing in this Agreement are inserted only for convenience of reference and in no way shall be construed to define, limit or describe the scope or intent of any provision of this Agreement.

         (f) Severability. Every provision in this Agreement is intended to be severable. In the event that any provision in this Agreement shall be held invalid, the same shall not affect in any respect whatsoever the validity of the remaining provisions of this Agreement; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

         (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

         (h) Entirety and Modification. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified, supplemented or amended in any respect except by written instrument executed by Management Owners holding a majority of the Owner Shares held by all Management Owners and by NGP Owners holding a majority of the Owner Shares held by all NGP Owners.





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                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        COMPANY

                                        OFFSHORE ENERGY DEVELOPMENT CORPORATION



                                        By: /s/ Douglas H. Kiesewetter
                                            -----------------------------------





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                                   OWNERS

                                   NGP OWNERS

Number of Owner
Shares:                            NATURAL GAS PARTNERS, L.P.,
                                   By: G.F.W. ENERGY, L.P.,
                                       its general partner
--------------------------


                                   By: /s/ David R. Albin
                                       -----------------------------------------
                                       David R. Albin, Authorized Representative


                                   R. Gamble Baldwin
--------------------------
                                   David R. Albin
--------------------------
                                   Donald Shore as Trustee of the Albin Income
                                     Trust
--------------------------
                                   John S. Foster
--------------------------
                                   Kenneth A. Hersh
--------------------------
                                   Bruce B. Selkirk III
--------------------------
                                   Agnes Denise Darraugh
--------------------------
                                   John C. Goff
                                   By: Natural Gas Partners, L.P.
                                       attorney-in-fact
                                   By: G.F.W. Energy, L.P. its general partner


                                   By: /s/ David R. Albin
                                       -----------------------------------------
                                       David R. Albin, Authorized Representative





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                                   MANAGEMENT OWNERS


                                   /s/ David B. Strassner
--------------------------         ---------------------------------------------
                                   David B. Strassner, in his individual
                                   capacity and as trustee of the David B.
                                   and Cathy C. Strassner 1989 Revocable
                                   Management Trust



                                   /s/ Douglas H. Kiesewetter
--------------------------         ---------------------------------------------
                                   Douglas H. Kiesewetter, in his individual
                                   capacity and as trustee of the Douglas H.
                                   and Deborah M. Kiesewetter 1989 Revocable
                                   Management Trust




                                   /s/ R. Keith Anderson
--------------------------         ---------------------------------------------
                                   R. Keith Anderson





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